EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtor

INITIAL MONTHLY OPERATING REPORT
File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation.
Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession."

Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

	Document	Explanation
REQUIRED DOCUMENTS	Attached	Attached
12-Month Cash Flow Projection (Form IR-1)	Yes	13 Week DIP Budget Attached
Certificates of Insurance:
Workers Compensation	Yes
Property	Yes
General Liability	Yes
Vehicle	Yes
Other:	Yes
Identify areas of self-insurance w/liability caps
Evidence of Debtor in Possession Bank Accounts
Tax Escrow Account	Yes	Cash Management Order and exhibits attached.
General Operating Account
Money Market Account pursuant to Local Rule 4001-3. Refer to http://www.deb.uscourts.gov/
Other:
Retainers Paid (Form IR-2)	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Michael J. Hobey	12-4-2017
Signature of Authorized Individual*	Date

Michael J. Hobey	Interim Chief Executive Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

(4/07)

DIP Budget														13- Week Total
($Thousands)	11/24/17	12/01/17	12/08/17	12/15/17	12/22/17	12/29/17	01/05/18	01/12/18	01/19/18	01/26/18	02/02/18	02/09/18	02/16/18	11/24 - 2/16
	Week 1	Week 2	Week 3	Week 4	Week 5	Week 6	Week 7	Week 8	Week 9	Week 10	Week 11	Week 12	Week 13

Operating Receipts	$16,844	$14,751	$14,751	$14,751	$16,589	$12,096	$13,596	$13,596	$12,983	$12,983	$12,983	$12,983	$13,430	$182,334
Canadian Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Additional Business Risk	—	—	—	—	—	—	(190)	(190)	(190)	(190)	(190)	(190)	(190)	(1,333)
Receipts Timing	(1,684)	(1,475)	(1,475)	(1,475)	—	—	—	—	—	—	—	—	—	(6,110)
Total Operating Receipts	$15,159	$13,276	$13,276	$13,276	$16,589	$12,096	$13,405	$13,405	$12,792	$12,792	$12,792	$12,792	$13,239	$174,891

Operating Disbursements
Payroll / Benefits	(960)	(2,060)	(960)	(2,060)	(960)	(2,060)	(897)	(897)	(1,606)	(1,606)	(1,655)	(1,719)	(1,719)	(19,158)
Recycling / Scrap	(17,131)	(17,685)	(11,175)	(9,675)	(9,675)	(8,136)	(7,951)	(7,951)	(7,554)	(7,554)	(7,626)	(7,722)	(7,722)	(127,558)
Capital Expenditures	(424)	(424)	(423)	(423)	(423)	(423)	(323)	(324)	(357)	(357)	(315)	(258)	(258)	(4,732)
Health Savings Account	—	—	—	—	—	—	—	—	—	(1,000)	—	—	—	(1,000)
Reduction in Accounts Payable	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other	(2,664)	(2,663)	(2,775)	(2,774)	(2,773)	(2,772)	(2,771)	(2,889)	(1,953)	(2,123)	(1,979)	(2,012)	(2,012)	(32,159)
Total Operating Disbursements	$(21,179)	$(22,832)	$(15,333)	$(14,932)	$(13,831)	$(13,391)	$(11,942)	$(12,062)	$(11,470)	$(12,640)	$(11,574)	$(11,711)	$(11,711)	$(184,607)

Total Net Operating Cash Flow	$(6,019)	$(9,556)	$(2,057)	$(1,656)	$2,758	$(1,295)	$1,463	$1,344	$1,322	$152	$1,219	$1,081	$1,528	$(9,716)

Restructuring / Non-Op. Disbursements:
Professional Fees	—	—	—	—	—	—	(2,708)	—	—	—	(4,705)	—	—	(7,413)
KEIP / KERP	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Collateral Audit / Appraisal	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Margin	(5,500)	—	—	—	—	—	—	—	—	—	—	—	—	(5,500)
First Day Motion Items	(2,331)	—	—	—	—	—	—	—	—	—	—	—	—	(2,331)
Prepetition Roll-Up Interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Foreign Sub. Interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Foreign Sub. Ticking Fee	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIP Fees & Expenses	(5,760)	—	—	—	—	(42)	—	—	—	—	—	—	—	(5,802)
DIP Interest: ABL	—	(89)	—	—	—	(361)	—	—	—	—	(372)	—	—	(823)
DIP Interest: New Money	—	(166)	—	—	—	(333)	—	—	—	—	(333)	—	—	(831)
Total Restructuring / Non-Op.	$(13,591)	$(255)	$—	$—	$—	$(736)	$(2,708)	$—	$—	$—	$(5,410)	$—	$—	$(22,699)

Total Net Cash Flow - After Restructuring Items	$(19,610)	$(9,811)	$(2,057)	$(1,656)	$2,758	$(2,031)	$(1,245)	$1,344	$1,322	$152	$(4,191)	$1,081	$1,528	$(32,416)

DIP Financing: ABL
Beg. Balance	—	81,964	91,774	93,831	95,487	92,729	94,760	96,005	94,661	93,339	93,187	97,378	96,298	—
DIP Proceeds	81,964	—	—	—	—	—	—	—	—	—	—	—	—	81,964
DIP Draw	—	9,811	2,057	1,656	—	2,031	1,245	—	—	—	4,191	—	—	20,990
DIP Paydown	—	—	—	—	(2,758)	—	—	(1,344)	(1,322)	(152)	—	(1,081)	(1,528)	(8,184)
DIP Balance	$81,964	$91,774	$93,831	$95,487	$92,729	$94,760	$96,005	$94,661	$93,339	$93,187	$97,378	$96,298	$94,770	$94,770
Effective Borrowing Base	99,315	99,315	99,315	102,500	102,500	102,500	102,500	102,500	102,500	102,500	102,500	102,500	101,738	101,738
Availability	17,351	7,540	5,483	7,013	9,771	7,740	6,495	7,839	9,161	9,313	5,122	6,202	6,968	6,968
Interim Availability Cap	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interim Availability	—	—	—	—	—	—

New Money DIP Notes
Beg. Balance	—	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	—
DIP Proceeds	35,000	—	—	—	—	—	—	—	—	—	—	—	—	35,000
DIP Draw	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIP Balance	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000
Availability						30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000
Interim Availability	—	—	—	—	—

Roll-Up Obligations
Beg. Balance	170,000	170,000	170,710	170,710	170,710	170,710	172,132	172,132	172,132	172,132	172,132	173,567	173,567	170,000
PIK Interest	—	710	—	—	—	1,423	—	—	—	—	1,434	—	—	3,567
Ending Balance	170,000	170,710	170,710	170,710	170,710	172,132	172,132	172,132	172,132	172,132	173,567	173,567	173,567	173,567

Foreign Sub. DIP Notes Facility
Beg. Balance	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Draw / (Paydown)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ending Balance	—	—	—	—	—	—	—	—	—	—	—	—	—	—

ABL Loan Balance
Beginning Balance	99,993													99,993
ABL (Paydown)/Draw	(99,993)													(99,993)
ABL Ending Balance	$—													$—
Letters of Credit
Total ABL Use
Effective Borrowing Base
ABL Availability

Cash
Beg. Cash	$2,639	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,639
Net Cash Flow	(19,610)	(9,811)	(2,057)	(1,656)	2,758	(2,031)	(1,245)	1,344	1,322	152	(4,191)	1,081	1,528	(32,416)
ABL Borrowing / (Repayment)	(99,993)	—	—	—	—	—	—	—	—	—	—	—	—	(99,993)
DIP Term Loan	35,000	—	—	—	—	—	—	—	—	—	—	—	—	35,000
DIP ABL Borrowing / (Repayment)	81,964	9,811	2,057	1,656	(2,758)	2,031	1,245	(1,344)	(1,322)	(152)	4,191	(1,081)	(1,528)	94,770
Ending Cash Balance (US & Canada)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Minimum Cash Balance	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Liquidity
DIP ABL	17,351	7,540	5,483	7,013	9,771	7,740	6,495	7,839	9,161	9,313	5,122	6,202	6,968	6,968
New Money DIP Notes	—	—	—	—	—	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000
Cash on Balance Sheet	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Liquidity	$17,351	$7,540	$5,483	$7,013	$9,771	$37,740	$36,495	$37,839	$39,161	$39,313	$35,122	$36,202	$36,968	$36,968

CERTIFICATE OF LIABILITY INSURANCE			DATE (MM/DD/YYYY) 12/1/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER Arthur J. Gallagher Risk Management Services, Inc. 500 First Street Suite 2700 Wausau WI 54403		CONTACT NAME: Dawn Linski
		PHONE (A/C, No, Ext): 920/380-2214	FAX (A/C, No): 920/734-3637
		E-MAIL ADDRESS: Dawn_Linski@ajg.com
		INSURER(S) AFFORDING COVERAGE	NAIC #
		INSURER A :Sentry Insurance a Mutual Company	24988
INSURED Real Alloy Holding, Inc. 3700 Park East Drive, Suite 300 Beachwood, OH 44122	REALALL-01	INSURER B :Travelers Property Casualty Co of America	25674
		INSURER C :Sentry Casualty Company	28460
		INSURER D :Great American Insurance Company	16691
		INSURER E :Federal Insurance Company	20281
		INSURER F :
COVERAGES	CERTIFICATE NUMBER: 201832320	REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE						ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
A	X	COMMERCIAL GENERAL LIABILITY							902019902	2/27/2017	2/27/2018	EACH OCCURRENCE			$ 2,000,000
		CLAIMS-MADE			X	OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)			$ 1,000,000
		________________________________________										MED EXP (Any one person)			$ 10,000
		________________________________________										PERSONAL & ADV INJURY			$ 2,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:											GENERAL AGGREGATE			$ 4,000,000
	X	POLICY		PROJECT		LOC						PRODUCTS - COMP/OP AGG			$ 4,000,000
		OTHER:													$
A	AUTOMOBILE LIABILITY								902019903	2/27/2017	2/27/2018	COMBINED SINGLE LIMIT (Ea accident)			$ 2,000,000
	X	ANY AUTO										BODILY INJURY (Per person)			$
		OWNED AUTOS ONLY				SCHEDULED AUTOS						BODILY INJURY (Per accident)			$
		HIRED AUTOS ONLY				NON-OWNED AUTOS ONLY						PROPERTY DAMAGE (Per accident)			$
$
B	X	UMBRELLA LIAB			X	OCCUR			ZUP91M2640617NF	2/27/2017	2/27/2018	EACH OCCURRENCE			$ 25,000,000
		EXCESS LIAB				CLAIMS-MADE						AGGREGATE			$ 25,000,000
		DED	X	RETENTION $10,000											$
C	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N								902019901	2/27/2017	2/27/2018	X	PERSTATUTE	OTHER
	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED?						N / A					E.L. EACH ACCIDENT			$ 1,000,000
	(Mandatory in NH)											E.L. DISEASE - EA EMPLOYEE			$ 1,000,000
	If yes, describe under DESCRIPTION OF OPERATIONS below											E.L. DISEASE - POLICY LIMIT			$ 1,000,000
D E	Excess Liability($50M x $25M) Excess Liability($25M x $50M)								TUE461596300 79880457	2/27/2017 2/27/2017	2/27/2018 2/27/2018	Each Occurrence Limit Each Occurrence Limit			$ 50,000,000 $ 25,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Additional Named Insured applicable to the General Liability, Commercial Auto, Workers Compensation Polices:

Real Alloy Holding, Inc.

Real Alloy Recycling, Inc.

The insured will notify the certificate holder in the event that any of the above policies are cancelled

CERTIFICATE HOLDER									CANCELLATION
Office of The United States Trustee 844 King Street Suite 2207 Lockbox 35 Wilmington DE 19801									SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE

© 1988-2015 ACORD CORPORATION. All rights reserved.
ACORD 25 (2016/03)	The ACORD name and logo are registered marks of ACORD.

CERTIFICATE OF PROPERTY INSURANCE			DATE (MM/DD/YYYY) 12/1/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

PRODUCER Arthur J. Gallagher Risk Management Services, Inc. 245 South Executive Drive Suite 200 Brookfield WI 53005		CONTACT NAME:
		PHONE (A/C, No, Ext): 800-345-0275	FAX (A/C, No): 262-792-1712
E-MAIL ADDRESS:
PRODUCER CUSTOMER ID: REALALL-01
		INSURER(S) AFFORDING COVERAGE	NAIC #
		INSURER A : American Home Assurance Company	19380
INSURED Real Alloy Holding, Inc. 3700 Park East Drive, Suite 300 Beachwood, OH 44122		INSURER B :
INSURER C :
INSURER D :
INSURER E :
INSURER F :
COVERAGES	CERTIFICATE NUMBER: 2027016575	REVISION NUMBER:

LOCATION OF PREMISES / DESCRIPTION OF PROPERTY (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE			POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	COVERED PROPERTY		LIMITS
A	X	PROPERTY						BUILDING	$
	CAUSES OF LOSS		DEDUCTIBLES	016453927	11/1/2017	2/27/2019		PERSONAL PROPERTY	$
		BASIC	BUILDING					BUSINESS INCOME	$
		BROAD					X	EXTRA EXPENSE	$ 25,000,000
	X	SPECIAL					X	RENTAL VALUE	$ 150,000,000
	X	EARTHQUAKE	50,000,000				X	BLANKET BUILDING	$ 150,000,000
		WIND						BLANKET PERS PROP	$
	X	FLOOD	50,000,000					BLANKET BLDG & PP	$
	X	EB	150,000,000						$
$
		INLAND MARINE		TYPE OF POLICY					$
	CAUSES OF LOSS								$
		NAMED PERILS		POLICY NUMBER					$
$
		CRIME							$
	TYPE OF POLICY								$
$
		BOILER & MACHINERY / EQUIPMENT BREAKDOWN							$
$
$
$

SPECIAL CONDITIONS / OTHER COVERAGES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

The insured will notify the certificate holder in the event that any of the above policies are cancelled

CERTIFICATE HOLDER					CANCELLATION
Office of The United States Trustee 844 King Street Suite 2207 Lockbox 35 Wilmington DE 19801					SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE

© 1988-2015 ACORD CORPORATION. All rights reserved.
ACORD 25 (2016/03)	The ACORD name and logo are registered marks of ACORD.

CERTIFICATE OF LIABILITY INSURANCE			DATE (MM/DD/YYYY) 12/1/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER Arthur J. Gallagher Risk Management Services, Inc. 245 South Executive Drive Suite 200 Brookfield WI 53005		CONTACT NAME:
		PHONE (A/C, No, Ext): 800-345-0275	FAX (A/C, No): 262-792-1712
E-MAIL ADDRESS:
		INSURER(S) AFFORDING COVERAGE	NAIC #
		INSURER A : Federal Insurance Company	20281
INSURED Real Industry, Inc. 17 State Street, Ste. 3811 New York NY 10004	REALIND-02	INSURER B :
INSURER C :
INSURER D :
INSURER E :
INSURER F :
COVERAGES	CERTIFICATE NUMBER: 1135683199	REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED.   NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE				ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
		COMMERCIAL GENERAL LIABILITY								EACH OCCURRENCE		$
		CLAIMS-MADE		OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)		$
		________________________________________								MED EXP (Any one person)		$
		________________________________________								PERSONAL & ADV INJURY		$
	GEN'L AGGREGATE LIMIT APPLIES PER:									GENERAL AGGREGATE		$
		POLICY	PROJECT	LOC						PRODUCTS - COMP/OP AGG		$
		OTHER:										$
A	AUTOMOBILE LIABILITY				Y	Y	(17) 73253487	1/1/2017	1/1/2018	COMBINED SINGLE LIMIT (Ea accident)		$ 1,000,000
		ANY AUTO								BODILY INJURY (Per person)		$
		OWNED AUTOS ONLY		SCHEDULED AUTOS						BODILY INJURY (Per accident)		$
	X	HIRED AUTOS ONLY		NON-OWNED AUTOS ONLY						PROPERTY DAMAGE (Per accident)		$
$
A	X	UMBRELLA LIAB		OCCUR	Y	Y	79826594	1/1/2017	1/1/2018	EACH OCCURRENCE		$ 5,000,000
		EXCESS LIAB		CLAIMS-MADE						AGGREGATE		$ 5,000,000
		DED	RETENTION $									$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N									PERSTATUTE	OTHER
	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED?				N / A					E.L. EACH ACCIDENT		$
	(Mandatory in NH)									E.L. DISEASE - EA EMPLOYEE		$
	If yes, describe under DESCRIPTION OF OPERATIONS below									E.L. DISEASE - POLICY LIMIT		$
A	Crime						82500819	7/11/2017	7/11/2018	Employee Theft Covera Retention		10,000,000.00 250,000.00

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

The insured will notify the certificate holder in the event that any of the above policies are cancelled.

CERTIFICATE HOLDER							CANCELLATION
Office of The United States Trustee 844 King Street Suite 2207 Lockbox 35 Wilmington DE 19801							SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE

© 1988-2015 ACORD CORPORATION. All rights reserved.
ACORD 25 (2016/03)	The ACORD name and logo are registered marks of ACORD.

CERTIFICATE OF PROPERTY INSURANCE			DATE (MM/DD/YYYY) 12/1/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

PRODUCER Arthur J. Gallagher Risk Management Services, Inc. 500 1st Street, Suite 2700 Wausau WI 54403		CONTACT NAME: Dawn Linski
		PHONE (A/C, No, Ext): 920-380-2214	FAX (A/C, No): 920-734-3637
E-MAIL ADDRESS: Dawn_Linski@ajg.com
PRODUCER CUSTOMER ID: SIGNGRO-05
		INSURER(S) AFFORDING COVERAGE	NAIC #
		INSURER A : Federal Insurance Company	20281
INSURED REAL INDUSTRY, INC. 17 State Street, Ste. 3811 New York, NY 10004		INSURER B :
INSURER C :
INSURER D :
INSURER E :
INSURER F :
COVERAGES	CERTIFICATE NUMBER: 1479993599	REVISION NUMBER:

LOCATION OF PREMISES / DESCRIPTION OF PROPERTY (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE			POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	COVERED PROPERTY		LIMITS
A	X	PROPERTY						BUILDING	$
	CAUSES OF LOSS		DEDUCTIBLES	35357851WCE	1/1/2017	1/1/2018	X	PERSONAL PROPERTY	$ 174,250
		BASIC	BUILDING				X	BUSINESS INCOME	$ 512,500
		BROAD						EXTRA EXPENSE	$
	X	SPECIAL	CONTENTS $10,000					RENTAL VALUE	$
		EARTHQUAKE						BLANKET BUILDING	$
		WIND						BLANKET PERS PROP	$
		FLOOD						BLANKET BLDG & PP	$
							X	Fine Arts	$ 2,892,000
$
		INLAND MARINE		TYPE OF POLICY					$
	CAUSES OF LOSS								$
		NAMED PERILS		POLICY NUMBER					$
$
		CRIME							$
	TYPE OF POLICY								$
$
		BOILER & MACHINERY / EQUIPMENT BREAKDOWN							$
$
$
$

SPECIAL CONDITIONS / OTHER COVERAGES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

The insured will notify the certificate holder in the event that any of the above policies are cancelled

CERTIFICATE HOLDER					CANCELLATION
Office of The United States Trustee 844 King Street Suite 2207 Lockbox 35 Wilmington DE 19801					SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE

© 1988-2015 ACORD CORPORATION. All rights reserved.
ACORD 25 (2016/03)	The ACORD name and logo are registered marks of ACORD.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
REAL INDUSTRY, INC., et al.,[1]	)	Case No. 17-12464 (KJC)
)
Debtors.	)	Jointly Administered
)
	)	Ref. Docket No. 14

INTERIM ORDER (I) AUTHORIZING, BUT NOT DIRECTING, THE DEBTORS TO (A) CONTINUE USING THEIR CASH MANAGEMENT SYSTEMs, (B) MAINTAIN EXISTING Bank ACCOUNTS AND BUSINESS FORMS, AND (C) CONTINUE CONDUCTING INTERCOMPANY TRANSACTIONS IN THE ORDINARY COURSE; (II) GRANTING ADMINISTRATIVE PRIORITY STATUS TO INTERCOMPANY CLAIMS; AND (III) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of Real Industry, Inc. (“Real Industry”) and its affiliated debtors and debtors-in-possession (the “Real Alloy Debtors,” and with Real Industry, collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”) for entry of interim and final orders, pursuant to sections 105, 345, 363, 364, and 503 of the Bankruptcy Code, Bankruptcy Rules 6003 and 6004, and Local Rules 2015-2 and 9013-1: (a) authorizing, but not directing, the Debtors to (i) maintain and continue using their cash management systems and honor certain prepetition obligations related thereto, (ii) maintain their Accounts and continue using existing checks, business forms, and records, and (iii) continue conducting intercompany transactions in the ordinary course; (b) granting administrative priority status to postpetition intercompany claims; and (c) granting related relief, all as more fully set

1The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

2Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Motion.

forth in the Motion; and upon the First Day Declaration; and upon the record of the hearing on the Motion; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that venue of this proceeding and the Motion in this District is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having found that good and sufficient cause exists for the relief granted by this Order, it is hereby

ORDERED, ADJUDGED, AND DECREED THAT:

1.     The Motion is GRANTED on an interim basis, as set forth herein.

2.     The Debtors are authorized to maintain the Cash Management Systems in accordance with their prepetition practices, as described in the Motion, except as otherwise set forth herein.

3.     Except as otherwise set forth herein, the Debtors are authorized but not directed to: (a) continue using the Cash Management Systems and honor any prepetition obligations related to the use thereof; (b) designate, maintain,  and continue to use on an interim basis any or all of their existing  Accounts identified on Exhibit 1 and Exhibit 2 hereto, in the names and with the account numbers existing immediately before the Petition Date; (c) deposit funds in and withdraw funds from the Accounts by all usual means, including checks, wire transfers, ACH transfers, and other debits; and (d) treat their prepetition Accounts for all purposes as debtor in possession accounts.

4.     The Debtors are authorized to open any new bank accounts or close any existing Bank Accounts as they may deem necessary and appropriate in their sole discretion; provided, however, that the Debtors give notice within fifteen (15) days to the Office of the United States Trustee for the District of Delaware and any statutory committees appointed in these chapter 11 cases; provided, further, however that the Debtors shall open any such new Bank Account only if such account is (i) insured with the FDIC, and (ii) at a bank that has executed a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware, or is willing to immediately execute such an agreement; and provided further that the opening and closing of any bank account shall be in accordance with the terms of the Debtors’ postpetition financing facility (the “DIP Facility”) and the terms of any interim and/or final orders approving the DIP Facility and the use of cash collateral (collectively, the “DIP Orders”); and further, except for any utility deposit account, any bank accounts opened by any of the Debtors on or after the Petition Date shall be subject to the liens granted under the DIP Orders.  All accounts opened by any of the Debtors on or after the Petition Date consistent with the terms of this paragraph shall, for purposes of this Interim Order, be deemed Bank Accounts as if they had been listed on Exhibit 1 or Exhibit 2 hereof.

5.     The Debtors are authorized, but not directed, to continue using, in their present form, the Business Forms as well as checks and other documents related to the Accounts existing immediately before the Petition Date; provided, that the Debtors will use reasonable efforts during the pendency of these chapter 11 cases to include a stamp on invoices and checks to reference the Debtors’ status as debtors in possession and the main bankruptcy case number; and provided further that once the Debtors' existing checks have been used, the Debtors shall, when reordering checks, require the designation "Debtor in Possession" and the main bankruptcy case number on all checks; and provided further that, with respect to checks which the Debtors or their agents print themselves, the Debtors shall begin printing the “Debtor in Possession” legend and the main bankruptcy case number on such items within ten (10) days of the date of entry of this Order.

6.     Except as otherwise provided in this Interim Order and only to the extent sufficient funds are available in each applicable Account, all Banks at which the Accounts are maintained are directed to continue to service and administer the Accounts as accounts of the Debtors as debtors in possession, without interruption and in the ordinary course, and to receive, process, honor, and pay any and all checks, drafts, wire transfers, and ACH transfers issued, after the Petition Date, and drawn on the Accounts after the Petition Date by the holders or makers thereof, as the case may be and shall receive, process, honor, and pay any and all checks, drafts, wire transfers, and ACH transfers issued before the Petition Date but presented to such Bank for payment after the Petition Date to the extent instructed to do so by the Debtors.

7.     Except for those checks, drafts, wires, or other ACH transfers that are authorized or required to be honored under an order of the Court, no Debtor shall instruct or request any Bank to pay or honor any check, draft, or other payment item issued on an Account prior to the Petition Date but presented to such Bank for payment after the Petition Date.

8.     As soon as practicable after entry of this Interim Order, the Debtors shall serve a copy of this Interim Order on the Banks.

9.     The requirement to establish separate accounts for tax payments is hereby waived.

10.   The Debtors are authorized, but not directed to: (a) pay undisputed prepetition amounts outstanding as of the Petition Date, if any, owed in the ordinary course to the Banks as service charges for the maintenance of the Cash Management Systems; and (b) reimburse the

Banks for any charges arising before or after the Petition Date in connection with customer checks deposited with the Banks that have been dishonored or returned as a result of insufficient funds in the Accounts in the ordinary course of business, to the same extent the Debtors were responsible for such items prior to the Petition Date.

11.   The Debtors are authorized, but not directed, to enter into, engage in and perform under the Intercompany Transactions in the ordinary course of business and in compliance with past practices by and amongst the Debtors and their Non-Debtor Affiliates., provided, however, that prior to the entry of the final order on the Motion, transfers from the Debtors to non-Debtor affiliates shall not exceed $5,060,000.  The Debtors shall (a) continue to track Intercompany Transactions electronically through their accounting system in accordance with their prepetition practices, (b) provide reasonable access to such records and procedures to the U.S. Trustee and any official committee appointed in these chapter 11 cases, and (c) shall maintain accurate and detailed records of all transfers, including but not limited to intercompany transfers, so that all transactions may be readily ascertained, traced, recorded properly and distinguished between prepetition and post-petition transactions..

12.   All Intercompany Claims based on net transfers from a Debtor to another Debtor, or based on net transfers from a non-debtor affiliate to a Debtor, arising after the Petition Date shall be accorded administrative expense status in accordance with sections 503(b) and 507(a)(2) of the Bankruptcy Code.

13.   The Debtors are authorized, but not directed, to set off mutual postpetition obligations relating to intercompany receivables and payables through the Cash Management Systems.

14.   Notwithstanding anything to the contrary contained in this Interim Order or the Motion, any payment, obligation or other relief authorized by this Interim Order shall be subject to and limited by the requirements imposed on the Debtors under the terms of the DIP Orders and any budget in connection therewith, entered by this Court in these chapter 11 cases.

15.   Subject to applicable bankruptcy or other law, those certain deposit agreements existing between the Debtors and the Banks shall continue to govern the postpetition cash management relationship between the Debtors and the Banks and, subject to applicable bankruptcy or other law, all of the provisions of such agreements, including the termination, fee provisions, rights, benefits, offset rights and remedies afforded under such agreements shall remain in full force and effect absent further order of the Court or, with respect to any such agreement with any Bank, unless the Debtors and such Bank agree otherwise.

16.   Except as otherwise set forth herein, the Debtors and the Banks may, without further order of the Court, agree and implement non-material changes to the Cash Management Systems and procedures in the ordinary course of business as set forth in this Interim Order and to facilitate and effectuate the terms of the Debtors’ postpetition financing and the use of cash collateral upon entry of the DIP Orders.

17.   The Banks are authorized to debit the Debtors’ accounts in the ordinary course of business and without further order of the Court on account of all checks drawn on the Debtors’ accounts that were cashed at the Banks’ counters or exchanged for cashier’s or official checks by the payees thereof prior to the Petition Date.

18.   Notwithstanding any other provision of this Interim Order, should a Bank honor a prepetition check or other item drawn on any account that is the subject of this Interim Order (a) at the direction of the Debtors to honor such prepetition check or item, (b) in a good faith belief that the Court has authorized such prepetition check or item to be honored, or (c) as the result of an innocent mistake made despite implementation of customary item handling procedures, the Bank shall not be deemed to be nor shall be liable to the Debtors or their estates or otherwise be in violation of this Interim Order.

19.   Except as otherwise provided in this Interim Order, the Banks are authorized to charge, and the Debtors are authorized to pay, honor, or allow prepetition and postpetition fees, costs, charges, and expenses, including the Bank Fees, and charge back returned items to the Accounts in the ordinary course.

20.   For banks at which the Debtors hold bank accounts that are party to a Uniform Depository agreement with the Office of the United States Trustee for the District of Delaware, within fifteen (15) days of the date of entry of this Order the Debtors shall (a) contact each bank, (b) provide the bank with each of the Debtors’ employer identification numbers and (c) identify each of their bank accounts held at such banks as being held by a debtor in possession in a bankruptcy case, and provide the case number.

21.   Notwithstanding anything contained in the Motion or this Order, any payment authorized to be made by the Debtors herein shall be subject to the terms and conditions contained in any interim or final order authorizing the Debtors to obtain postpetition financing and to use cash collateral (the “DIP Order”), including any budgets in connection therewith.

22.   For banks at which the Debtors hold bank accounts that are not party to a Uniform Depository Agreement with the U.S. Trustee, the Debtors shall use their good-faith efforts to cause the banks to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee within thirty (30) days of the date of this Interim Order.  The U.S. Trustee’s rights to seek further relief from this Court on notice in the event that the aforementioned banks are unwilling to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee are fully reserved.

23.   Despite use of a consolidated cash management system, the Debtors shall calculate quarterly fees under 28 U.S.C. § 1930(a)(6) based on the disbursements of each debtor, regardless of who pays those disbursements.

24.   The Final Hearing shall be held on December 19, 2017 at 1:00 p.m. (prevailing Eastern Time).  Any objections or responses to entry of the proposed Final Order shall be filed with the Clerk of this Court on or before 4:00 p.m. on December 12, 2017, and served on the following parties: (a) the Office of the United States Trustee, 844 King Street, Suite 2207, Wilmington, DE 19801, Attn: Juliet Sarkessian (Juliet.M.Sarkessian@usdoj.gov); (b) co-counsel to the Debtors, Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, Attn: Mark A. Lightner (mlightner@mofo.com) and Benjamin W. Butterfield (bbutterfield@mofo.com); (c) co-counsel to the Debtors, Saul Ewing Arnstein & Lehr LLP, 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801, Attn. Monique B. DiSabatino (monique.disabatino@saul.com); (d) counsel to the DIP Noteholders, Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, Illinois 60611, Attn:  Rick Levy (richard.levy@lw.com), Ted Dillman (ted.dillman@lw.com), and Jason Gott (jason.gott@lw.com); (e) counsel to the ABL Lenders, Goldberg Kohn Ltd., 55 East Monroe Street, Suite 3300, Chicago, Illinois 60603, Attn: Randall L. Klein (randall.klein@goldbergkohn.com), Jeremy M. Downs (jeremy.downs@goldbergkohn.com), Eva D. Gadzheva (eva.gadzheva@goldbergkohn.com), and (f) counsel to any official committee appointed in these cases.

25.   Notwithstanding the relief granted in this Interim Order and any actions taken pursuant to such relief, nothing in this Interim Order shall be deemed: (a) an admission regarding the validity or amount of any claim against the Debtors; (b) a waiver of the Debtors’ rights to dispute any claim on any grounds; (c) a promise or requirement to pay any claim; (d) an implication or admission that any particular claim is of a type specified or defined in this Interim Order or in the Motion; (e) a request or authorization to assume any agreement, contract, or lease pursuant to section 365 of the Bankruptcy Code; or (f) a waiver or limitation of the Debtors’ rights under the Bankruptcy Code or any other applicable law.

26.   If no objections to the relief granted herein on a permanent basis are timely served and filed in accordance with this Interim Order, the Court may enter a final order granting the relief herein without further notice or hearing.

27.   The Court finds and determines that the requirements of Bankruptcy Rule 6003 are satisfied and that the relief requested is necessary to avoid immediate and irreparable harm.

28.   The notice of the relief requested in the Motion satisfies Bankruptcy Rule 6004(a) and, pursuant to Bankruptcy Rule 6004(h), the terms and provisions of this Interim Order shall be immediately effective and enforceable upon its entry.

29.   The Debtors are authorized to take all steps necessary or appropriate to carry out the terms of this Interim Order.

30.   This Court shall retain jurisdiction with respect to all matters relating to the interpretation or implementation of this Interim Order.

Dated: November 20, 2017
Wilmington, Delaware
/s/ Kevin J. Carey
HONORABLE KEVIN J. CAREY
UNITED STATES BANKRUPTCY JUDGE

Exhibit 1

Real Industry Accounts

ENTITY	ACCOUNT NUMBER (LAST FOUR DIGITS)	BANK
Real Industry, Inc.	6415	Wells Fargo Bank
Real Industry, Inc.	6479	Wells Fargo Bank
Real Industry, Inc.	3243	Wells Fargo Bank
Real Industry, Inc.	6372	Wells Fargo Bank
Real Industry, Inc.	0349	Wells Fargo Bank

Exhibit 2

Real Alloy Accounts

ENTITY	ACCOUNT NUMBER (LAST FOUR DIGITS)	BANK
Real Alloy Recycling, Inc.	9651	Bank of America
ETS Schaefer, LLC	1011	Bank of America
ETS Schaefer, LLC	9712	Bank of America
Real Alloy Recycling, Inc.	1016	Bank of America
Real Alloy Recycling, Inc.	9656	Bank of America
Real Alloy Recycling, Inc.	1030	Bank of America
Real Alloy Holding, Inc.	9731	Bank of America
Real Alloy Holding, Inc.	9736	Bank of America
Real Alloy Holding, Inc.	9675	Bank of America
Real Alloy Holding, Inc.	5014	Bank of America
Real Alloy Holding, Inc.	5022	Bank of America
Real Alloy Holding, Inc.	2030	JPMorgan Chase Bank, N.A.
Real Alloy Holding, Inc.	9864	JPMorgan Chase Bank, N.A.
Real Alloy Recycling, Inc.	4195	Huntington National Bank
Real Alloy Recycling, Inc.	4221	Huntington National Bank
Real Alloy Recycling, Inc.	7736	Huntington National Bank
Real Alloy Recycling, Inc.	9670	Bank of America
Real Alloy Holding, Inc.	2392	Wintrust Bank
ETS Schaefer, LLC	1192	Wintrust Bank
Real Alloy Recycling, Inc.	7360	Wintrust Bank
ETS Schaefer, LLC	2792	Wintrust Bank
Real Alloy Recycling, Inc.	4386	Wintrust Bank
Real Alloy Recycling, Inc.	3058	Wintrust Bank
Real Alloy Recycling, Inc.	0567	Wintrust Bank
Real Alloy Recycling, Inc.	0289	Wintrust Bank

Real Industry Cash Management Diagram Preauth. ACH debit Daily sweep Payroll • Real Alloy Debtors • Discontinued operations Periodic transfers Manual entries Disbursements Manual entries Legend Wells Fargo Real Industry Restricted Account (3243) Real Industry Investment Accounts (6372, 0349) Real Industry Payroll Account (6479) Real Industry Operating Account (6415)

Real Alloy Debtors
Cash Management Diagram

ETS Schaefer Customers
Real Alloy Depository Account (9712)
Other Real Alloy Debtor Customers
Non-Debtor Affiliate Customers
Real Alloy Depository Account (9656)
Intercompany Transfers
Hedging Counterparties
Real Alloy Depository Account (9736)
Daily sweep
Real Alloy Concentration Account (9651)
Auto funded
Daily sweep
Hedging Counterparties
Real Alloy Hedging Accounts (5014, 5022)
Real Alloy Debtor Customers (transitioning to BAML CMS)
Real Alloy Legacy Accounts
Manual entries
No sweep
Real Alloy CD Accounts
Real Alloy Payroll Taxes Account (9675)
Payroll Taxes and Withholdings
Real Alloy Disbursement Account (1011)
Disbursements (ETS Schaefer)
Real Alloy Disbursement Account (1016)
Disbursements (Other Real Alloy Debtors)
Non-Debtor Affiliate Suppliers
Real Alloy Inactive Account (9670)
Real Alloy Disbursement Account (9731)
Senior Secured Notes
Hedging Counterparties
Intercompany Transfers
Real Alloy Payroll Account (1030)
Payrolls
Legend
Bank of America
Huntington National Bank
Wintrust

Real Alloy Debtors Cash Management Diagram Disbursements (ETS Schaefer) ETS Schaefer Customers Disbursements (Other Real Alloy Debtors) Non-Debtor Affiliate Suppliers Other Real Alloy Debtor Customers Non-Debtor Affiliate Customers Daily sweep Auto funded Daily sweep Intercompany Transfers Hedging C ounterparties Senior Secured Notes Hedging Counterparties Intercompany Transfers Hedging C ounterparties Manual entries No sweep Real Alloy Debtor Customers (transitioning to BAML CMS) Payrolls Payroll Taxes and Withholdings Legend America Bank of Wintrust Huntington National Bank Real Alloy CD Accounts Real Alloy Payroll Taxes Account (9675) Real Alloy Payroll Account (1030) Real Alloy Legacy Accounts Real Alloy Hedging Accounts (5014, 5022) Real Alloy Disbursement Account (9731) Real Alloy Inactive Account (9670) Real Alloy Depository Account (9736) Real Alloy Concentration Account (9651) Real Alloy Disbursement Account (1016) Real Alloy Depository Account (9656) Real Alloy Depository Account (9712) Real Alloy Disbursement Account (1011)

In re Real Industry, Inc., et al.			Case No. 17-12464 (KJC)
Debtor			Reporting Period: Initial Operating Report

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS[1]
(This schedule is to include each Professional paid a retainer)

Payee	Wire Transfer		Name of Payor	Amount	Amount Applied to Date	Balance
	Date	Number
Morrison & Foerster LLP	11/7/2017	Wire	Real Industry, Inc.	$ 500,000.00	TBD	TBD
Neal Gerber Eisenberg	10/23/2017	Wire	Real Industry, Inc.	25,000.00	TBD	TBD
Berkeley Research Group, LLC	11/14/2017	Wire	Real Industry, Inc.	75,000.00	TBD	TBD
Berkeley Research Group, LLC	11/3/2017	Wire	Real Alloy Holding, Inc	75,000.00	TBD	TBD
Morrison & Foerster LLP	10/6/2017	XXXXXXXXXX	Real Alloy Holding, Inc	250,000.00	TBD	TBD
Latham & Watkins	11/7/2017	Wire	Real Alloy Holding, Inc	300,000.00	TBD	TBD
Prime Clerk	11/10/2017	Wire	Real Alloy Holding, Inc	10,000.00	TBD	TBD
Saul Ewing Arnstein & Lehr	11/10/2017	Wire	Real Alloy Holding, Inc	100,000.00	TBD	TBD
Berkeley Research Group, LLC	11/13/2017	Wire	Real Alloy Holding, Inc	100,000.00	TBD	TBD

1The Debtors are still in the process of reconciling the amounts applied to date.